UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): April 22, 2003

Rock-Tenn Company
(Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-23340 (Commission File Number)	62-0342590 (IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
Exhibit Number and Description
EX-99.1 APRIL 14 PRESS RELEASE
EX-99.2 APRIL 22 PRESS RELEASE

Item 7. Financial Statements and Exhibits

(c)	Exhibits (furnished pursuant to Item 12)

99.1	April 14 Press Release
99.2	April 22 Press Release

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On April 14, 2003, Rock-Tenn Company (“Rock-Tenn”) issued a press release (the “April 14 Press Release”) that announced Rock-Tenn would hold its quarterly conference call to discuss financial results for the second quarter of 2003 on Tuesday, April 22, 2003, at 2:00 p.m. ET (the “Conference Call”). A copy of the April 14 Press Release is attached hereto as Exhibit 99.1 and hereby incorporated herein.

On April 22, 2003, Rock-Tenn issued a press release (the “April 22 Press Release”) that announced Rock-Tenn’s financial results for the second quarter of 2003. A copy of the April 22 Press Release is attached hereto as Exhibit 99.2 and hereby incorporated herein.

The April 14 Press Release and the April 22 Press Release both announced that the Conference Call would be webcast and could be accessed, along with a copy of the April 22 Press Release and any relevant financial and other statistical information related to the webcast, on Rock-Tenn’s website at www.rocktenn.com (the “Website”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK-TENN COMPANY
(Registrant)

Date: April 22, 2003	By:	/s/ STEVEN C. VOORHEES

Steven C. Voorhees, Executive Vice-President and Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer and duly authorized officer)

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Exhibit Number and Description

99.1	April 14 Press Release

99.2	April 22 Press Release

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